Exhibit 99.1

FINANCIAL STATEMENTS FOR SPETNER ASSOCIATES, INC.

SPETNER ASSOCIATES, INC.

CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE YEARS DECEMBER 31, 2024 AND 2023

INDEX TO FINANCIAL STATEMENTS

F-1

Independent Auditors’ Report

The Shareholders

Spetner Associates, Inc.

Saint Louis. Missouri

Opinion

We have audited the accompanying consolidated financial statements of Spetner Associates, Inc. (“the Company”) which comprise the consolidated balance sheets as of December 31, 2024 and 2023, and the related consolidated statements of comprehensive income, changes in shareholders’ equity and cash flows for the years then ended and the related notes to the consolidated financial statement.

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of Spetner Associates, Inc. as of December 31, 2024 and 2023, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America(GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Consolidated Financial Statements section of our report. We are required to be independent of the Spetner Associates, Inc. and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the consolidated financial statements are issued or available to be issued.

Those charged with governance are responsible for overseeing the Company’s financial reporting process.

Auditors’ Responsibilities for the Audit of the Consolidated Financial Statements

Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance, and therefore, is not a guarantee that an audit conducted in accordance with GAAS, will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.

In performing an audit in accordance with GAAS we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.
●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Urish Popeck & Co., LLC

March 31, 2025

Pittsburgh, PA

F-2

SPETNER ASSOCIATES, INC.

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2024 AND 2023

	December 31,	December 31,
	2024	2023

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$2,782,170	$1,770,797
Accounts receivable, net	148,249	104,028
Cash balance plan assets	332,443	279,000
Total Current Assets	3,262,862	2,153,825

Property and equipment, net	17,097	27,355
TOTAL ASSETS	$3,279,959	$2,181,180

LIABILITIES AND EQUITY

CURRENT LIABILITIES:
Accounts payable	$35,228	$100,818
Accrued expenses	88,464	74,201
Profit sharing plan liability	131,201	308,637
Premiums – Insurance Carriers	2,066,050	1,533,809
Notes payable, current portion	7,829	6,674
Notes payable, current portion – related party	711	73,079
Revolving line of credit	-	80,000
Total Current Liabilities	2,329,483	2,177,218

Notes payable, noncurrent portion	14,458	23,348
TOTAL LIABILITIES	2,343,941	2,200,566

Equity
Common stock, $1.00 par value; 30,000 shares authorized as of December 31, 2024 and 2023, 100 shares issued and outstanding as of December 31, 2024 and 2023	100	100
Additional paid in capital	912,359	478,900
Retained earnings	(59,870)	(1,308,430)
Accumulated other comprehensive income	83,429	810,044
TOTAL SHAREHOLDER (DEFICIT~~)~~	936,018	(19,386)

TOTAL LIABILITIES AND SHAREHOLDER (DEFICIT~~)~~	$3,279,959	$2,181,180

F-3

SPETNER ASSPOCIATES, INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	December 31,	December 31,
	2024	2023

Revenue	$	$
Commission income	14,261,944	7,734,257
Service and fee income	412,178	217,613
Total revenue	14,674,122	7,951,870

Operating expenses
Commission expense	223,004	244,266
Enrollment expense	1,086,182	1,530,770
Salaries and wages	3,516,128	2,879,575
General and administrative	1,454,627	1,463,809
Pension expense	1,542	401,713
Related party service fees	789,000	534,511
Total operating expenses	7,070,483	7,054,644

Net income from operations	7,603,639	897,226

Other income (expense)
Charitable contribution expense	(5,588,474)	(753,012)
Interest income (expense), net	129,500	13,387
Total other income (expense)	(5,458,974)	(739,625)

Net income before other comprehensive income	$2,144,665	$157,601

Other comprehensive income
Gain (loss) in fair value of Plan Assets	(726,615)	661,512
Net comprehensive income	$1,418,050	$819,113

F-4

SPETNER ASCOCIATES, INC.

CONSOLIDATED STATEMENTS OF SHAREHOLDERS EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	Year Ended December 31, 2024
				Retained	Accumulated
			Additional	Earnings	Other
	Common Stock		Paid-in	(Accumulated	Comprehensive
	Shares	Amount	Capital	Deficit)	Income	Total
Balances, December 31, 2023	100	$100	$478,900	$(1,308,430)	$810,044	$(19,386)
Owner dividends	-	-	-	(896,105)	-	(896,105)
Shareholder contributions	-	-	423,382	-	-	423,382
Related party note payable forgiven as shareholder contribution			10,077			10,077
Net income for the year ended December 31, 2024	-	-	-	2,144,665	-	2,144,665
Other comprehensive loss for the year ended December 31, 2024	-	-	-	-	(726,615)	(726,615)
Balances, December 31, 2024	100	$100	$912,359	$(59,870)	$83,429	$936,018

F-5

SPETNER ASCOCIATES, INC.

CONSOLIDATED STATEMENTS OF SHAREHOLDERS EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

(Continued)

	Year Ended December 31, 2023
				Retained	Accumulated
			Additional	Earnings	Other
	Common Stock		Paid-in	(Accumulated	Comprehensive
	Shares	Amount	Capital	Deficit)	Income	Total
Balances, December 31, 2022	100	$100	$418,900	$(1,074,101)	$148,532	$(506,569)
Owner dividends	-	-	-	(391,930)	-	(391,930)
Shareholder contributions	-	-	60,000	-	-	60,000
Net income for the year ended December 31, 2023	-	-	-	(157,601)	-	(157,601)
Other comprehensive income for the year ended December 31, 2023	-	-	-	-	661,512	661,512
Balances, December 31, 2023	100	$100	$478,900	$(1,308,430)	$810,044	$(19,386)

F-6

SPETNER ASSOCIATES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	Year ended December 31,
	2024	2023
Cash flows from operating activities:
Net income	$2,144,665	$157,601
Adjustment to reconcile net income (loss) to net cash used in operating activities:
Depreciation	10,258	10,498
Pension expense	1,542	401,713
Bad debt expense	87,583	129,000
Changes in operating assets and liabilities:
Accounts receivable	(131,804)	(27,386)
Accounts payables	(65,590)	48,821
Accrued expenses	14,263	16,419
Premiums due – insurance carriers	532,241	771,355
Cash balance plan asset	(781,600)	(169,969)
Profit sharing plan liability	(177,436)	38,115
Net cash provided by operating activities	1,634,122	1,376,167

Cash flows from investing activities:
Net cash used in investing activities:	-	-

Cash flows from financing activities:
Proceeds from revolving line of credit	-	80,000
Repayment of revolving line of credit	(80,000)	-
Repayment of note payable	(7,735)	(7,515)
Proceeds from related party note payable	339,173	87,726
Repayment of related party note payable	(401,464)	(257,484)
Shareholder contributions	423,382	60,000
Dividend distributions	(896,105)	(391,930)
Net cash used in financing activities	(622,749)	(429,203)

Net increase in cash	1,011,373	946,964

Cash and cash equivalents, beginning of year	1,770,797	823,833

Cash and cash equivalents, end of year	$2,782,170	$1,770,797

Supplemental cash flow information:

Cash paid for interest	$660	$1,643
Cash paid for income taxes	$-	$-

Supplemental disclosure of non-cash investing and financing activities
Related party note payable forgiven as shareholder contribution	$10,077	$-

F-7

SPETNER ASSOCIATES, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

NOTE 1 – ORGANIZATION AND NATURE OF OPERATIONS

Spetner Associates, Inc. (“Spetner”) is a Missouri corporation that was originally incorporated in the state of Missouri on November 8, 1991. NRoll, LLC (“NRoll”) and Benefits Counselors, LLC (“Benefits Counselors”) are affiliates of Spetner, and all three companies operate jointly through shared management and shared operations. Spetner, NRoll, and Benefits Counselors also related through common ownership and are collectively referred to as the “Company”.

On January 1, 2024, the members of NRoll and Benefits Counselors assigned their respective membership interests to Spetner. The combination was accounted for as a common control transaction. Accordingly, the assets and liabilities of NRoll and Benefits Counselors were consolidated in the consolidated financial statements of Spetner. The consolidated financial statements have been retrospectively adjusted to include the results of NRoll and Benefits Counselors as if the combination occurred at the beginning of the earliest period presented. (See Note 6 Equity)

Spetner, NRoll and Benefits Counselors are benefit enrollment companies that assist businesses access insurance products and the voluntary benefits marketplace for their employees.

NOTE 2 – BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTNG POLICIES

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company adopted a December 31 fiscal year-end for financial statement reporting purposes.

The consolidated financial statements and accompanying notes are the representations of the Company’s management, who are responsible for their integrity and objectivity. In their opinion, such financial information is presented fairly and for all periods represented.

Principles of Consolidation and Basis of Accounting

On January 1, 2024, the members of NRoll and Benefits Counselors assigned their respective membership interests to Spetner. Prior to the assignment, Spetner, NRoll and Benefits Counselors were under common control and therefore this transaction was accounted for as a common control transaction resulting in a change in reporting entity. The combination was accounted for at the carrying value of the three companies. The consolidated financial statements include the accounts of Spetner, nRoll, and Benefits Counselors. The consolidated financial statements have been retrospectively adjusted to include the results of NRoll and Benefits Counselors as if the combination occurred at the beginning of the earliest period presented. All material inter-company accounts and transactions have been eliminated.

Reclassifications

Certain reclassifications of amounts previously reported have been made to the accompanying consolidated financial statements to maintain consistency between periods presented.

Accounting Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Cash and cash equivalents

The Company considers all highly liquid money market funds and certificates of deposit with original maturities of less than three months to be cash equivalents. The Company maintains its cash balances with various banks. The balances are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000. The Company monitors the cash balances held in its bank accounts, and as of December 31, 2024 and 2023, did not have any concerns regarding cash balances which exceeded the insured amounts. At December 31, 2024 the Company maintained a cash sweep account invested primarily in an overnight sweep account totaling $2,121,000. The Company has not experienced any losses in these accounts and takes certain cash and risk management measures to limit its exposure to the risk of such losses.

F-8

Accounts Receivable, Net

Accounts receivables are recorded at the amount the Company expects to collect on the balance outstanding at year-end. Management closely monitors outstanding balances during the year and recognizes an allowance for expected credit losses if appropriate. The Company writes off bad debts as they occur during the year. As of December 31, 2024 and 2023, the Company had recognized $216,583 and $129,000, respectively, as the allowance for doubtful accounts.

Property and Equipment, Net

Property and equipment is stated at cost. Depreciation is computed primarily using the straight-line method over the estimated useful lives of the assets. Expenditures for repairs and maintenance are charged to expenses as incurred. For assets sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any related gain or loss is reflected in the consolidated statement of operations for the period in which the disposal occurred. The Company computes depreciation utilizing estimated useful lives, as stated below:

Property and Equipment Categories	Estimated Useful Life
Office equipment	5 - 7 Years
Furniture & fixtures	7 Years
IT equipment	5 Years
Automobiles	5 Years

Leases

The Company determines if an arrangement is a lease at inception. Leases are analyzed for classification as either an operating lease or as a finance lease. Lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at commencement date. For leases that do not provide an implicit rate, the Company uses its incremental borrowing rate. Operating lease expense for minimum lease payments is recognized on a straight-line basis over the lease term. All leases that have lease terms of one year or less are considered short-term leases, and therefore are not recorded through a ROU asset or liability. As of December 31, 2024, and 2023, the Company did not have any leases with terms greater than 12 months.

The Company has a month-to-month lease for an office space in St. Louis, Missouri owned by a related party through common ownership. The Company recognized related party rent expense due to this lease of $75,000 and $80,000 for the years ended December 31, 2024 and 2023, respectively.

The Company maintains a month-to-month lease for an office space in Cincinnati, Ohio. The lease was initially signed on March 21, 2019 with a three year term following which the lease was amended and renewed on a month-to-month basis.

Revenue Recognition

The Company recognizes revenue in accordance with Accounting Standards Codification (ASC) 606 Revenue from Contracts with Customers which at its core, recognizes revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration the entity expects to be entitled to in exchange for those goods or services.

The following outlines the core principles of ASC 606:

Identification of the contract, or contracts, with a customer. A contract with a customer exists when (i) we enter into an enforceable contract with a customer that defines each party’s rights regarding the goods or services to be transferred and identifies the payment terms related to these goods or services, (ii) the contract has commercial substance, and (iii) we determine that collection of substantially all consideration for goods or services that are transferred is probable based on the customer’s intent and ability to pay the promised consideration.

Identification of the performance obligations in the contract. Performance obligations promised in a contract are identified based on the goods or services that will be transferred to the customer that are both capable of being distinct, whereby the customer can benefit from the goods or service either on its own or together with other resources that are readily available from third parties or from us, and are distinct in the context of the contract, whereby the transfer of the goods or services is separately identifiable from other promises in the contract.

F-9

Determination of the transaction price. The transaction price is determined based on the consideration to which we will be entitled in exchange for transferring goods or services to the customer.

Allocation of the transaction price to the performance obligations in the contract. If the contract contains a single performance obligation, the entire transaction price is allocated to the single performance obligation. Contracts that contain multiple performance obligations require an allocation of the transaction price to each performance obligation based on a relative standalone selling price basis.

Recognition of revenue when, or as, the Company satisfies a performance obligation. The Company satisfies performance obligations either over time or at a point in time, as discussed in further detail below. Revenue is recognized at the time the related performance obligation is satisfied by transferring the promised good or service to the customer.

The Company focuses primarily on agency services for insurance products in the healthcare and life spaces, Healthcare includes plans for individuals and families, and commercial businesses.

Healthcare and Life revenue recognition:

The Company identifies a contract when it has a binding agreement with a Carrier, the Customer, to provide agency services to individual policy holders (“Members).

There typically is one performance obligation in contracts with Carriers, to perform agency services that culminate in monthly premium cash collections by the Carrier. The performance obligation is satisfied through a combination of agency services including, marketing carrier’s insurance plans, soliciting Member applications, binding, executing and servicing insurance policies on a continuous basis throughout a policy’s life cycle which includes and culminates with the Customer’s collection of monthly premiums. No commission is earned if cash is not received by Carrier. Thus, commission revenue is earned only after a month’s cash receipts from Members’ dues is received by the Customer. Each month’s Carrier cash collections is considered a separate unit sold and transferred to the Customer i.e., the satisfaction of that month’s performance obligation.

Transaction price is typically stated in a contract and usually based on a commission rate applied to Member premiums paid and received by Carrier. The Company generally continues to receive commission payments from Carriers until a Member’s plan is cancelled or the Company terminates its agency agreement with the Carrier. Upon termination, the Company will no longer receive any commissions from Carriers even with business still in place. In some instances, trailing commissions could occur which would be recognized like other Healthcare revenue. With one performance obligation, allocation of transaction price is normally not necessary.

The Company recognizes revenue at a point in time when it satisfies its monthly performance obligation and control of the service transfers to a carrier. Transfer occurs when Members insurance premium cash payments are received by the Customer. The Customer’s receipt of cash is the culmination and complete satisfaction of the Company’s performance obligation, and the earnings process is complete.

The following shows the disaggregation of the Company’s revenue:

	Year Ended
	December 31,
	2024	2023
Health	$14,082,100	$7,526,071
Life	179,191	207,436
Other	412,831	218,363
Total	$14,674,122	$7,951,870

F-10

Concentration Risk from Revenues

Insurance carriers representing 10% or more of total revenue are presented in the table below:

	Year Ended
	December 31,
	2024	2023
Insurance carrier A	40%	30%
Insurance carrier B	26%	19%
Insurance carrier C	10%	15%

No other single insurance carrier accounted for more than 10% of the Company’s commission revenues. The loss of any significant customer could have a material adverse effect on the Company.

Concentration Risk from Accounts Receivable

Insurance carriers representing 10% or more of total accounts receivable are presented in the table below:

	As of
	December 31,
	2024	2023
Customer A	*	54%
Customer B	*	24%
Customer C	*	10%
Customer D	71%	*
Customer E	11%	*

*	Represents amount less than 10%

No other single customer accounted for more than 10% of the Company’s accounts receivable. The loss of any significant customer could have a material adverse effect on the Company.

Service and Fee Income

Service and fee income is composed of income earned from insurance carriers that is not paid on a commission basis. It also includes revenue recognized as a result of IT services performed for clients.

Related Party Service Fees

Related party service fees is composed of IT service expenses performed for the Company by a related party vendor.

Income Taxes and Uncertain Tax Positions

Spetner Associates, Inc has elected to be taxed as an S corporation as it is an eligible small business corporation. Both nRoll and Benefit Counselors are single member LLCs. Accordingly, all entities are pass-through entities not subject to federal tax. Instead, the income, deductions, credits, and other tax items are passed through to the individual shareholder or members who report these items on their personal tax returns. Accordingly, the consolidated financial statements do not include a provision for income taxes.

Management has evaluated the entities’ tax position and determined that that there are no uncertain positions that require recognition or disclosure in the consolidated financial statements with applicable accounting standards.

Recently Issued Accounting Standards

In November 2023, the FASB issued ASU No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures which requires entities to disclose significant segment expenses regularly provided to the CODM. Public entities with a single reporting segment have to provide all disclosures required by ASC 280, including the significant segment expense disclosures. For public business entities, the guidance is effective for annual periods beginning after December 15, 2023. The Company adopted this standard as of January 1, 2024 and it did not have an impact on the consolidated financial statements.

F-11

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments—Credit Losses (“ASU 2016-13”), which requires the measurement of expected credit losses for financial instruments carried at amortized cost, such as accounts receivable, held at the reporting date based on historical experience, current conditions, and reasonable forecasts. The main objective of this ASU is to provide financial statement users with more decision-useful information about the expected credit losses on financial instruments and other commitments to extend credit held by a reporting entity at each reporting date. The Company adopted this ASU as of January 1, 2023. The adoption did not have a material impact on the Company’s financial statements.

NOTE 3 – PROPERTY, PLANT AND EQUIPMENT

Property and equipment consisted of the following as of December 31, 2024 and 2023:

	December 31,	December 31,
	2024	2023
Office Equipment	$144,505	$144,505
Furniture & fixtures	10,819	10,819
IT Equipment	47,996	47,996
Automobile	51,290	51,290
	254,610	254,610
Less: accumulated depreciation	(237,513)	(227,255)
Net book value	$17,097	$27,355

Depreciation expense for the year ended December 31, 2024 and 2023, was $10,258 and $10,498, respectively.

NOTE 4 – NOTES PAYABLE

The Company has an informal agreement with the owners of Spetner, NRoll and Benefits Counselor to continually borrow from the owners as working capital needs arise. These additional funds are to be repaid as funding becomes available and are shown on the Consolidated Balance Sheet as related party notes payable. The additional funds are non-interest bearing and non-collateralized. During the year ended December 31, 2024, the owners agreed to forgive $10,077 of the related party note payable owed. As a result the Company recognized a shareholder contribution of $10,077 on the consolidated statement of shareholders’ equity. As of December 31, 2024 and 2023, the outstanding balance owed was $711 and $73,079, respectively.

On December 19, 2023, the Company signed a commercial loan (the “revolving line of credit”) with one of the Company’s banks. The revolving line of credit matured on September 19, 2024, accrued interest at a rate of 7.86% and had a principal balance of $80,000. On January 10, 2024, the Company repaid the outstanding balance of the revolving line of credit.

On August 30, 2021, the Company financed the purchase of an automobile through a loan. The loan had an original principal balance of $46,690, a maturity date of September 14, 2027, and requires fixed monthly payments of $700 that include both interest and principal. As of December 31, 2024 and 2023, the outstanding balance of the loan was $22,287 and $30,021, respectively. Principal payments for the next five years and thereafter as of December 31, 2024 were as follows:

2025	$8,540
2026	7,829
2027	6,629
2028	-
2029	-
Thereafter	-
Total principal payments	$22,998
Less: debt discounts	-
Total notes payable	$22,998

F-12

NOTE 5 – RETIREMENT PLANS

Cash Balance Plan

Spetner offers its employees a cash balance defined benefit plan (the “Plan”) The Company additionally recognizes a gain (or loss) on the change in fair value of the assets held by the cash balance plan.

Under a cash balance plan, each participant in the plan has an individual account that is credited annually with a pay credit and an interest credit. The Company is responsible for funding plans and bears the investment risk. At retirement, the account balance may be taken as lifetime annuity or a lump sum. Effective January 1, 2024, the cash balance plan was frozen, and as a result the participant accounts’ ceased getting credited with the pay credit. For the years ended December 31, 2024 and 2023, the aggregate increase in the participants’ account was $1,542 and $401,713, respectively. Increases to the benefit liability owed to participating employees are recorded as pension expense

The company contributes to the Plan to meet targeted funding requirements in accordance with regulations governing retirement plans. For the years ended December 31, 2024 and 2023, the Company contributed $781,600 and $169,969, respectively.

The Plan held assets of $1,379,210 and $1,324,225 on December 31, 2024 and 2023, respectively. Accumulated benefits under the Plan were $1,046,767 and $1,045,225 on December 31, 2024 and 2023. The Company additionally recognizes a gain (or loss) on the change in fair value of the assets held by the cash balance plan.

The funded status of the plan reflected in the balance sheet was net asset of $332,443 on December 31, 2024, and net asset of $279,000 at December 31, 2023.

All the plan assets are invested in mutual funds considered level 1 assets in the fair value hierarchy. The plan’s assets reported an unrealized loss in fair value of $726,615 for the year ended December 31, 2024, and an unrealized gain in fair value of $661,512 for the year ended December 31, 2023.

Profit Sharing Plan

Spetner offers its employees a 401(k) defined contribution and profit sharing plan. Spetner’s contributions are discretionary amounts that are allocated among the participating employees. Participating employees may elect to receive their benefits as a monthly annuity payment to themselves as a single recipient, or as a reduced monthly annuity to themselves and a surviving spouse. As of December 31, 2024 and 2023, the profit sharing plan had a net plan liability of $131,201 and $308,637, respectively.

Employer contributions were $177,436 and $100,553 for the years ended December 31, 2024 and 2023, respectively.

NOTE 6 – EQUITY

Equity

On January 1, 2024, the members of NRoll and Benefits Counselors assigned their respective membership interests to Spetner. The consolidated financial statements have been retrospectively adjusted to include the results of NRoll and Benefits Counselors as if the combination occurred at the beginning of the earliest period presented.

Stockholders’ Agreement

On September 4, 2024 Jonathan Spetner, the sole stockholder of Spetner, and Agudath Israel of America (“Agudath”) agreed to a Stock Transfer Agreement and a Stockholders’ Agreement (together known as the “Stock Transfer”). In accordance with the Stock Transfer Jonathan Spetner transferred 15 shares of Spetner common stock to Agudath in a consideration-free transaction. Additionally, Jonathan Spetner and Agudath agreed to certain restrictions on the transfer of Spetner common stock and that Jonathan Spetner shall have the right to designate all persons for appointment to the Board of Directors of Spetner.

F-13

Common Stock

As of December 31, 2024 and 2023 Spetner had 30,000 shares of common stock authorized. The common stock has a par value of $1. As of December 31, 2024 and 2023 Spetner had 100 shares of common stock issued and outstanding.

Shareholder Contributions

During the years ended December 31, 2024 and 2023 Spetner received shareholder contributions of $433,459 and $60,000, respectively.

NOTE 7 – SEGMENT REPORTING

Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the Company’s Chief Executive Officer, the chief operating decision-maker (“CODM”). For accounting purposes, the CODM is making decisions regarding resource allocation and assessing performance based on net income from operations as reported in the Company’s consolidated financial statements. The Company views its operations and manages its business in one operating segment: the Insurance segment.

The CODM does not review assets in evaluating the results of the Insurance Segment, and therefore, such information is not presented. The following table provides the financial results of our Insurance Segment:

	December 31,	December 31,
	2024	2023

Revenue	$	$
Commission income	14,261,944	7,734,257
Service and fee income	412,178	217,613
Total revenue	14,674,122	7,951,870

Less: Significant and other Insurance Segment expenses
Commission expense	223,004	244,266
Enrollment expense	1,086,182	1,530,770
Salaries and wages	3,516,128	2,879,575
General and administrative	1,454,627	1,463,809
Pension expense	1,542	401,713
Related party expenses	789,000	534,511
Insurance segment net income	7,603,639	897,226

Reconciliation of segment net income
Charitable contribution expense	(5,588,474)	(753,012)
Interest income (expense), net	129,500	13,387
Net income	$2,144,665	$157,601

NOTE 8 – ACQUISITION AGREEMENT

Spetner, Jonathan Spetner and Agudath Israel of America (the “Sellers”), and Reliance Global Group, Inc. (“RELI”) agreed to a Stock Exchange Agreement. The Stock Exchange Agreement was initially dated as of May 14, 2024, was amended on September 6, 2024, and was further amended on October 29, 2024. Pursuant to the amended Stock Exchange Agreement, the Sellers agreed to sell stock representing 80% of the equity ownership in Spetner to RELI (the “First Closing”) in exchange for $13,714,286 in consideration (the “First Purchase Price”). The First Purchase Price consists of approximately 1) $5,500,000 in cash, 2) a promissory note with aggregate principal of $2,500,000, and 3) a number of shares of RELI common stock equal to a beneficial ownership of 9.9% in RELI. Any remaining unpaid portion of the First Purchase Price is to be paid through the issuance of a promissory note.

On October 29, 2024 RELI issued 140,064 shares of RELI common stock (the “deposit shares”) to Spetner’s stockholders. The deposit shares had a fair value of $329,431 and are considered a prepayment of a portion of the First Purchase Price.

The stock representing the remaining 20% of the equity ownership in Spetner is to be sold to RELI (the “second closing”) in exchange for an amount equal to the product of ten (10) and 20% of Spetner’s final annual EBITDA for the most recently completed fiscal year prior to the fiscal year in which the Second Closing is occurring (the “Second Purchase Price”). The Second Purchase Price may be paid in cash, through the issuance of a promissory note, or through the issuance of RELI common stock as determined by the Sellers and RELI.

NOTE 9 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events from December 31, 2024 through the issuance date of these financial statements, and there are no events requiring disclosure.

F-14

SPETNER ASSOCIATES, INC.

CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE THREE MONTHS ENDED MARCH 31, 2025 and 2024

(Unaudited)

SPETNER ASSOCIATES, INC.

CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE THREE MONTHS ENDED MARCH 31, 2025 AND 2024

F-16

SPETNER ASSOCIATES, INC.

CONSOLIDATED BALANCE SHEETS

AS OF MARCH 31, 2025 (UNAUDITED) AND DECEMBER 31, 2024

	March 31,	December 31,
	2025	2024
	(unaudited)
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$5,019,853	$2,782,170
Accounts receivable, net	16,509	148,249
Cash balance plan assets	348,847	332,443
Total Current Assets	5,385,209	3,262,862

Property and equipment, net	14,532	17,097
TOTAL ASSETS	$5,399,741	$3,279,959

LIABILITIES AND EQUITY

CURRENT LIABILITIES:
Accounts payable	$83,000	$35,228
Accrued expenses	87,558	88,464
Profit sharing plan liability	131,201	131,201
Premiums – Insurance Carriers	1,536,563	2,066,050
Notes payable, current portion	7,829	7,829
Notes payable, current portion – related party	886	711
Total Current Liabilities	1,847,037	2,329,483

Notes payable, noncurrent portion	12,493	14,458
TOTAL LIABILITIES	1,859,530	2,343,941

Equity
Common stock, $1.00 par value; 30,000 shares authorized as of March 31, 2025 and December 31, 2024, 100 shares issued and outstanding as of March 31, 2025 and December 31, 2024	100	100
Additional paid in capital	912,359	912,359
Retained earnings (accumulated deficit)	2,527,533	(59,870)
Accumulated other comprehensive income	100,219	83,429
TOTAL SHAREHOLDER EQUITY	3,540,211	936,018

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	$5,399,741	$3,279,959

The accompanying notes are an integral part of these consolidated financial statements.

F-17

SPETNER ASSPOCIATES, INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2025 AND 2024 (UNAUDITED)

	March 31,	March 31,
	2025	2024

Revenue	$	$
Commission income	5,105,532	2,558,876
Service and fee income	53,401	77,731
Total revenue	5,158,933	2,636,607

Operating expenses
Commission expense	44,385	54,659
Enrollment expense	232,828	142,594
Salaries and wages	628,104	716,662
General and administrative	174,157	290,916
Pension expense	386	100,428
Related party service fees	243,000	123,000
Total operating expenses	1,322,860	1,428,259

Income from operations	3,836,073	1,208,348

Other income (expense)
Charitable contribution expense	880,092	292,457
Interest income (expense), net	(27,916)	(16,653)
Total other income (expense)	852,176	275,804

Net income	$2,983,897	$932,544

Other comprehensive income (loss)
Gain (loss) in fair value of Plan Assets	16,790	(765,768)
Net comprehensive income	$3,000,687	$166,776

The accompanying notes are an integral part of these consolidated financial statements.

F-18

SPETNER ASCOCIATES, INC.

CONSOLIDATED STATEMENTS OF SHAREHOLDERS EQUITY

FOR THE THREE MONTHS ENDED MARCH 31, 2025 AND 2024 (UNAUDITED)

	Three Months Ended March 31, 2024
				Retained	Accumulated
			Additional	Earnings	Other
	Common Stock		Paid-in	(Accumulated	Comprehensive
	Shares	Amount	Capital	Deficit)	Income	Total
Balances, December 31, 2023	100	$100	$478,900	$(1,308,430)	$810,044	$(19,386)
Owner dividends	-	-	-	(7,623)	-	(7,623)
Shareholder contributions	-	-	90,709	-	-	90,709
Net income for the three months ended March 31, 2024	-	-	-	932,544	-	932,544
Other comprehensive loss for the three months ended March 31, 2024	-	-	-	-	(765,768)	(765,768)
Balances, March 31, 2024	100	$100	$569,609	$383,509	$44,276	$230,476

SPETNER ASCOCIATES, INC.

CONSOLIDATED STATEMENTS OF SHAREHOLDERS EQUITY

FOR THE THREE MONTHS ENDED MARCH 31, 2025 AND 2024

(Continued)

	Three Months Ended March 31, 2025
				Retained	Accumulated
			Additional	Earnings	Other
	Common Stock		Paid-in	(Accumulated	Comprehensive
	Shares	Amount	Capital	Deficit)	Income	Total
Balances, December 31, 2024	100	$100	$912,359	$(59,870)	$83,429	$936,018
Owner dividends	-	-	-	(396,494)	-	(396,494)
Net income for the three months ended March 31, 2025	-	-	-	2,983,897	-	2,983,897)
Other comprehensive income for the three months ended March 31, 2025	-	-	-	-	16,790	16,790
Balances, March 31, 2025	100	$100	$912,359	$2,527,533	$100,219	$3,540,211)

The accompanying notes are an integral part of these consolidated financial statements.

F-19

SPETNER ASSOCIATES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED MARCH 31, 2025 AND 2024 (UNAUDITED)

	Three Months Ended March 31,
	2025	2024
Cash flows from operating activities:
Net income	$2,983,897	$932,544
Adjustment to reconcile net income (loss) to net cash used in operating activities:
Depreciation	2,565	2,565
Pension expense	17,176	882,028
Bad debt expense	750	-
Changes in operating assets and liabilities:
Accounts receivable	130,990	83,166
Accounts payables	47,772	(96,618)
Accrued expenses	(906)	15,688
Premiums due – insurance carriers	(529,487)	207,758
Cash balance plan asset	(16,790)	(781,600)
Net cash provided by operating activities	2,635,967	1,245,531

Cash flows from investing activities:
Net cash used in investing activities:	-	-

Cash flows from financing activities:
Repayment of revolving line of credit	-	(80,000)
Repayment of note payable	(1,965)	(1,935)
Proceeds from related party note payable	253	330,474
Repayment of related party note payable	(78)	(205,000)
Shareholder contributions	-	90,709
Dividend distributions	(396,494)	(7,623)
Net cash used in financing activities	(398,284)	126,625

Net increase in cash	2,237,683	1,372,156

Cash and cash equivalents, beginning of year	2,782,170	1,770,797

Cash and cash equivalents, end of year	$5,019,853	$3,142,953

Supplemental cash flow information:

Cash paid for interest	$201	$165
Cash paid for income taxes	$-	$-

The accompanying notes are an integral part of these consolidated financial statements.

F-20

SPETNER ASSOCIATES, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2025 AND 2024 (UNAUDITED)

NOTE 1 – ORGANIZATION AND NATURE OF OPERATIONS

Spetner Associates, Inc. (“Spetner”) is a Missouri corporation that was originally incorporated in the state of Missouri on November 8, 1991. NRoll, LLC (“NRoll”) and Benefits Counselors, LLC (“Benefits Counselors”) are subsidiaries of Spetner. Prior ro January1,2024 all three companies operate jointly through shared management and shared operations. Spetner, NRoll, and Benefits Counselors also related through common ownership and are collectively referred to as the “Company”.

Spetner, NRoll and Benefits Counselors are benefit enrollment companies that assist businesses to access insurance products and the voluntary benefits marketplace for their employees.

NOTE 2 – BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTNG POLICIES

Basis of Presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”) for interim financial information and with the instructions for Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all the information and footnotes required by U.S. GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of recurring accruals) necessary for a fair presentation have been included. These unaudited condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and the notes thereto, set forth in the Company’s annual financial statements for the year ended December 31, 2024.

The condensed consolidated financial statements and accompanying notes are the representations of the Company’s management, who are responsible for their integrity and objectivity. In their opinion, such financial information is presented fairly and for all periods represented.

Principles of Consolidation and Basis of Accounting

On January 1, 2024, the members of NRoll and Benefits Counselors assigned their respective membership interests to Spetner. Prior to the assignment, Spetner, NRoll and Benefits Counselors were under common control and therefore this transaction was accounted for as a common control transaction resulting in a change in reporting entity. The combination was accounted for at the carrying value of the three companies. The consolidated financial statements include the accounts of Spetner, nRoll, and Benefits Counselors. The consolidated financial statements have been retrospectively adjusted to include the results of NRoll and Benefits Counselors as if the combination occurred at the beginning of the earliest period presented. All material inter-company accounts and transactions have been eliminated.

Accounting Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Cash and cash equivalents

The Company considers all highly liquid money market funds with original maturities of less than three months to be cash equivalents. The Company maintains its cash balances with various banks. The balances are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000. The Company monitors the cash balances held in its bank accounts, and as of March 31, 2025 and December 31, 2024, did not have any concerns regarding cash balances which exceeded the insured amounts. At March 31, 2025 the Company maintained a cash sweep account invested primarily in an overnight sweep account totaling $1,605,000. The Company has not experienced any losses in these accounts and takes certain cash and risk management measures to limit its exposure to the risk of such losses.

F-21

Accounts Receivable, Net

Accounts receivables are recorded at the amount the Company expects to collect on the balance outstanding at year-end. Management closely monitors outstanding balances during the year and recognizes an allowance for expected credit losses if appropriate. The Company writes off bad debts as they occur during the year. As of March 31, 2025 and December 31, 2024, the Company had recognized $217,333 and $216,583, respectively, as the allowance for doubtful accounts.

Property and Equipment, Net

Property and equipment is stated at cost. Depreciation is computed primarily using the straight-line method over the estimated useful lives of the assets. Expenditures for repairs and maintenance are charged to expenses as incurred. For assets sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any related gain or loss is reflected in the consolidated statement of operations for the period in which the disposal occurred. The Company computes depreciation utilizing estimated useful lives, as stated below:

Property and Equipment Categories	Estimated Useful Life
Office equipment	5 - 7 Years
Furniture & fixtures	7 Years
IT equipment	5 Years
Automobiles	5 Years

Leases

The Company determines if a contract is or contains a lease at inception. Leases are analyzed for classification as either an operating lease or as a finance lease. Lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at commencement date. For leases that do not provide an implicit rate, the Company uses its incremental borrowing rate. Operating lease expense for minimum lease payments is recognized on a straight-line basis over the lease term. All leases that have lease terms of one year or less are considered short-term leases and therefore are not recorded through a ROU asset or liability. As of March, 31, 2025, and December 31, 2024, the Company did not have any leases with terms greater than 12 months.

The Company rents office space in St. Louis, Missouri owned by a related party through common ownership on a month-to month basis. The Company recognized related party rent expense from this arrangement of $18,750 and $18,750 for the three months ended March 31, 2025 and 2024, respectively.

The Company maintains a month-to-month lease for an office space in Cincinnati, Ohio. The lease was initially signed on March 21, 2019 with a three year term following which the lease was amended and renewed on a month-to-month basis.

Revenue Recognition

The Company recognizes revenue in accordance with Accounting Standards Codification (ASC) 606 Revenue from Contracts with Customers which at its core, recognizes revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration the entity expects to be entitled to in exchange for those goods or services.

F-22

The following outlines the core principles of ASC 606:

Identification of the contract, or contracts, with a customer. A contract with a customer exists when (i) we enter into an enforceable contract with a customer that defines each party’s rights regarding the goods or services to be transferred and identifies the payment terms related to these goods or services, (ii) the contract has commercial substance, and (iii) we determine that collection of substantially all consideration for goods or services that are transferred is probable based on the customer’s intent and ability to pay the promised consideration.

Identification of the performance obligations in the contract. Performance obligations promised in a contract are identified based on the goods or services that will be transferred to the customer that are both capable of being distinct, whereby the customer can benefit from the goods or service either on its own or together with other resources that are readily available from third parties or from us, and are distinct in the context of the contract, whereby the transfer of the goods or services is separately identifiable from other promises in the contract.

Determination of the transaction price. The transaction price is determined based on the consideration to which we will be entitled in exchange for transferring goods or services to the customer.

Allocation of the transaction price to the performance obligations in the contract. If the contract contains a single performance obligation, the entire transaction price is allocated to the single performance obligation. Contracts that contain multiple performance obligations require an allocation of the transaction price to each performance obligation based on a relative standalone selling price basis.

Recognition of revenue when, or as, the Company satisfies a performance obligation. The Company satisfies performance obligations either over time or at a point in time, as discussed in further detail below. Revenue is recognized at the time the related performance obligation is satisfied by transferring the promised good or service to the customer.

The Company focuses primarily on agency services for insurance products in the healthcare and life spaces, Healthcare includes plans for individuals and families, and commercial businesses.

Healthcare and Life revenue recognition:

The Company identifies a contract when it has a binding agreement with a Carrier, the Customer, to provide agency services to individual policy holders (“Members).

There typically is one performance obligation in contracts with Carriers, to perform agency services that culminate in monthly premium cash collections by the Carrier. The performance obligation is satisfied through a combination of agency services including, marketing carrier’s insurance plans, soliciting Member applications, binding, executing and servicing insurance policies on a continuous basis throughout a policy’s life cycle which includes and culminates with the Customer’s collection of monthly premiums. No commission is earned if cash is not received by Carrier. Thus, commission revenue is earned only after a month’s cash receipts from Members’ dues is received by the Customer. Each month’s Carrier cash collections is considered a separate unit sold and transferred to the Customer i.e., the satisfaction of that month’s performance obligation.

Transaction price is typically stated in a contract and usually based on a commission rate applied to Member premiums paid and received by Carrier. The Company generally continues to receive commission payments from Carriers until a Member’s plan is cancelled or the Company terminates its agency agreement with the Carrier. Upon termination, the Company will no longer receive any commissions from Carriers even with the Member’s plan still in place. In some instances, trailing commissions could occur which would be recognized like other Healthcare revenue. With one performance obligation, allocation of transaction price is normally not necessary.

F-23

The Company recognizes revenue at a point in time when it satisfies its monthly performance obligation and control of the service transfers to a carrier. Transfer occurs when Members insurance premium cash payments are received by the Customer. The Customer’s receipt of cash is the culmination and complete satisfaction of the Company’s performance obligation, and the earnings process is complete.

The following shows the disaggregation of the Company’s revenue:

	Three Months Ended
	March 31,
	2025	2024
Health	$5,092,398	$2,504,314
Life	12,769	54,245
Other	53,766	78,048
Total	$5,158,933	$2,636,607

Concentration Risk from Revenues

Insurance carriers representing 10% or more of total revenue are presented in the table below:

	Three March Ended
	March 31,
	2025	2024
Insurance carrier A	47%	22%
Insurance carrier B	17%	28%
Insurance carrier C	12%	20%

No other single insurance carrier accounted for more than 10% of the Company’s commission revenues. The loss of any significant customer could have a material adverse effect on the Company.

Concentration Risk from Accounts Receivable

Insurance carriers representing 10% or more of total accounts receivable are presented in the table below:

	March 31,	December 31,
	2025	2024
Customer A	68%	*
Customer B	20%	*
Customer C	12%	*
Customer D	*	71%
Customer E	*	11%

*	Represents amount less than 10%

No other single customer accounted for more than 10% of the Company’s accounts receivable. The loss of any significant customer could have a material adverse effect on the Company.

Service and Fee Income

Service and fee income is composed of income earned from insurance carriers that is not paid on a commission basis. It also includes revenue recognized because of IT services performed for clients.

F-24

Related Party Service Fees

Related party service fees is composed of IT services performed for the Company by a related party vendor.

Income Taxes and Uncertain Tax Positions

Spetner Associates, Inc has elected to be taxed as an S corporation as it is an eligible small business corporation. Both nRoll and Benefit Counselors are single member LLCs. Accordingly, all entities are pass-through entities not subject to federal tax. Instead, the income, deductions, credits, and other tax items are passed through to the individual shareholder or members who report these items on their personal tax returns. Accordingly, the consolidated financial statements do not include a provision for income taxes.

Management has evaluated the entities’ tax position and determined that that there are no uncertain positions that require recognition or disclosure in the consolidated financial statements with applicable accounting standards.

Recently Issued Accounting Standards

In November 2023, the FASB issued ASU No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures which requires entities to disclose significant segment expenses regularly provided to the CODM. Public entities with a single reporting segment have to provide all disclosures required by ASC 280, including the significant segment expense disclosures. For public business entities, the guidance is effective for annual periods beginning after December 15, 2023. The Company adopted this standard as of January 1, 2024 and it did not have an impact on the consolidated financial statements.

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments—Credit Losses (“ASU 2016-13”), which requires the measurement of expected credit losses for financial instruments carried at amortized cost, such as accounts receivable, held at the reporting date based on historical experience, current conditions, and reasonable forecasts. The main objective of this ASU is to provide financial statement users with more decision-useful information about the expected credit losses on financial instruments and other commitments to extend credit held by a reporting entity at each reporting date. The Company adopted this ASU as of January 1, 2023. The adoption did not have a material impact on the Company’s financial statements.

NOTE 3 – PROPERTY, PLANT AND EQUIPMENT

Property and equipment consisted of the following as of March 31, 2025 and December 31, 2024:

	March 31,	December 31,
	2025	2024
Office Equipment	$144,505	$144,505
Furniture & fixtures	10,819	10,819
IT Equipment	47,996	47,996
Automobile	51,290	51,290
	254,610	254,610
Less: accumulated depreciation	(240,078)	(237,513)
Net book value	$14,532	$17,097

Depreciation expense for the three months ended March 31, 2025 and 2024, was $2,565 and $2,565, respectively.

NOTE 4 – NOTES PAYABLE

The Company has an informal agreement with the owners of Spetner, NRoll and Benefits Counselor to continually borrow from the owners as working capital needs arise. These additional funds are to be repaid as funding becomes available and are shown on the Consolidated Balance Sheet as related party notes payable. The additional funds are non-interest bearing and non-collateralized. As of March 31, 2025 and December 31, 2024, the outstanding balance owed was $886 and $711, respectively.

F-25

On December 19, 2023, the Company signed a commercial loan (the “revolving line of credit”) with one of the Company’s banks. The revolving line of credit matured on September 19, 2024, accrued interest at a rate of 7.86% and had a principal balance of $80,000. On January 10, 2024, the Company repaid the outstanding balance of the revolving line of credit.

On August 30, 2021, the Company financed the purchase of an automobile through a loan. The loan had an original principal balance of $46,690, a maturity date of September 14, 2027, and requires fixed monthly payments of $700 that include both interest and principal. As of March 31, 2025 and December 31, 2024, the outstanding balance of the loan was $20,322 and $22,287, respectively. Principal payments for the next five years and thereafter as of March 31, 2025 were as follows:

Remainder of 2025	$9,281
2026	8,394
2027	3,533
2028	-
2029	-
Thereafter	-
Total principal payments	$21,208
Less: debt discounts	-
Total notes payable	$21,208

NOTE 5 – RETIREMENT PLANS

Cash Balance Plan

Spetner offers its employees a cash balance defined benefit plan (the “Plan”) The Company additionally recognizes a gain (or loss) on the change in fair value of the assets held by the cash balance plan.

Under a cash balance plan, each participant in the plan has an individual account that is credited annually with a pay credit and an interest credit. The Company is responsible for funding plans and bears the investment risk. At retirement, the account balance may be taken as lifetime annuity or a lump sum. For the three months ended March 31, 2025 and 2024, the company accrued participant pay and interest credit earnings of $386 and $100,428, respectively, recorded in the pension expense account on the condensed consolidated statements of operations. These amounts represent management estimates as the actual benefit liability is calculated on an annual basis. Increases to the benefit liability owed to participating employees are recorded as pension expense.

The company contributes to the Plan to meet targeted funding requirements in accordance with regulations governing retirement plans. The Company did not have any contributions during the three months ended March 31, 2025 and 2024.

The Plan held assets of $1,396,000 and $1,379,210 on March 31, 2025 and December 31, 2024, respectively. Accumulated benefits under the Plan were $1,047,153 and $1,046,767 on March 31, 2025 and December 31, 2024, respectively. The Company additionally recognizes a gain (or loss) on the change in fair value of the assets held by the cash balance plan.

The funded status of the plan reflected in the balance sheet was net asset of $348,847 on March 31, 2025, and net asset of $332,443 at December 31, 2024.

All the plan assets are invested in mutual funds considered level 1 assets in the fair value hierarchy. The plan’s assets reported an unrealized gain in fair value of $16,790 for the three months ended March 31, 2025, and an unrealized loss in fair value of $765,768 for the three months ended March 31, 2024.

F-26

Profit Sharing Plan

Spetner offers its employees a 401(k) defined contribution and profit sharing plan. Spetner’s contributions are discretionary amounts that are allocated among the participating employees. Participating employees may elect to receive their benefits as a monthly annuity payment to themselves as a single recipient, or as a reduced monthly annuity to themselves and a surviving spouse. As of March 31, 2025 and December 31, 2024, the profit sharing plan had a net plan liability of $131,201 and $131,201, respectively.

Employer contributions were $0 and $0 for the three months ended March 31, 2025 and 2024, respectively.

NOTE 6 – EQUITY

Equity

On January 1, 2024, the members of NRoll and Benefits Counselors assigned their respective membership interests to Spetner. The consolidated financial statements have been retrospectively adjusted to include the results of NRoll and Benefits Counselors as if the combination occurred at the beginning of the earliest period presented.

Stockholders’ Agreement

On September 4, 2024 Jonathan Spetner, the sole stockholder of Spetner, and Agudath Israel of America (“Agudath”) agreed to a Stock Transfer Agreement and a Stockholders’ Agreement (together known as the “Stock Transfer”). In accordance with the Stock Transfer Jonathan Spetner transferred 15 shares of Spetner common stock to Agudath in a consideration-free transaction. Additionally, Jonathan Spetner and Agudath agreed to certain restrictions on the transfer of Spetner common stock and that Jonathan Spetner shall have the right to designate all persons for appointment to the Board of Directors of Spetner.

Common Stock

As of March 31, 2025 and December 31, 2024 Spetner had 30,000 shares of common stock authorized. The common stock has a par value of $1. As of March 31, 2025 and 2024 Spetner had 100 shares of common stock issued and outstanding.

Shareholder Contributions

During the three months ended March 31, 2025 and 2024 Spetner received shareholder contributions of $0 and $90,709, respectively.

NOTE 7 – SEGMENT RPEORTING

Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the Company’s Chief Executive Officer, the chief operating decision-maker (“CODM”). For accounting purposes, the CODM is making decisions regarding resource allocation and assessing performance based on net income from operations as reported in the Company’s consolidated financial statements. The Company views its operations and manages its business in one operating segment: the Insurance segment. All revenues earned and expenses incurred are from doemstic operations.

F-27

The CODM does not review assets in evaluating the results of the Insurance Segment, and therefore, such information is not presented. The following table provides the financial results of our Insurance Segment:

	March 31,	March 31,
	2025	2024

Revenue from external customers	$	$
Commission income	5,105,532	2,558,876
Service and fee income	53,401	77,731
Total revenue	5,189,933	2,636,607

Less: Significant and other Insurance Segment expenses
Commission expense	44,385	54,659
Enrollment expense	232,828	142,594
Salaries and wages	628,104	716,662
General and administrative	174,157	290,916
Pension expense	386	100,428
Related party service fees	243,000	123,000
Total insurance segment expenses	1,322,860	1,428,259
Insurance segment net income	3,836,073	1,208,348

Reconciliation of segment net income
Charitable contribution expense	(880,092)	(292,457)
Interest income (expense), net	27,916	16,653
Net income	$2,983,897	$932,544

NOTE 8 – ACQUISITION AGREEMENT

Spetner, Jonathan Spetner and Agudath Israel of America (the “Sellers”), and Reliance Global Group, Inc. (“RELI”) agreed to a Stock Exchange Agreement. The Stock Exchange Agreement was initially dated as of May 14, 2024, was amended on September 6, 2024, and was further amended on October 29, 2024. Pursuant to the amended Stock Exchange Agreement, the Sellers agreed to sell stock representing 80% of the equity ownership in Spetner to RELI (the “First Closing”) in exchange for $13,714,286 in consideration (the “First Purchase Price”). The First Purchase Price consists of approximately 1) $5,500,000 in cash, 2) a promissory note with aggregate principal of $2,500,000, and 3) a number of shares of RELI common stock equal to a beneficial ownership of 9.9% in RELI. Any remaining unpaid portion of the First Purchase Price is to be paid through the issuance of a promissory note.

On October 29, 2024 RELI issued 140,064 shares of RELI common stock (the “deposit shares”) to Spetner’s stockholders. The deposit shares had a fair value of $329,431 and are considered a prepayment of a portion of the First Purchase Price.

The stock representing the remaining 20% of the equity ownership in Spetner is to be sold to RELI (the “second closing”) in exchange for an amount equal to the product of ten (10) and 20% of Spetner’s final annual EBITDA for the most recently completed fiscal year prior to the fiscal year in which the Second Closing is occurring (the “Second Purchase Price”). The Second Purchase Price may be paid in cash, through the issuance of a promissory note, or through the issuance of RELI common stock as determined by the Sellers and RELI.

NOTE 9 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events from March 31, 2025 through the issuance date of these. financial statements, and there are no events requiring disclosure or adjustment to the financial statements

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